UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN Information STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

GD Culture Group Limited

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

GD CULTURE GROUP LIMITED

22F - 810 Seventh Avenue,

New York, NY 10019

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

Dear Stockholders:

This information statement (the “Information Statement”) is first being furnished by GD Culture Group Limited, a Nevada corporation (the “Company”, “we”, “us”, “our”, or “GD Culture”) on or about September 19, 2025, to holders of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to action taken by written consent in lieu of a meeting, on September 8, 2025 (the “Written Consent”) by the stockholders of a majority of shares of Common Stock issued and outstanding (the “Majority Stockholders”) of the Company.

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the Nevada Revised Statutes, as amended, and our Second Amended and Restated Bylaws, as amended from time to time (the “Bylaws”) to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders.

The Written Consent approved:

(1) The increase of the authorized shares of Common Stock from 200,000,000 shares, par value $0.0001 per share, to 10,000,000,000 shares, par value $0.0001 per share, and preferred stock from 20,000,000 shares, par value $0.0001 per share, to 1,000,000,000 shares, par value $0.0001 per share;

(2) For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock in connection with the Common Stock Purchase Agreement, dated May 11, 2025, by and between the Company and Vista Frontier Investments Limited; and

(3) For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock pursuant to the Agreement and Plan of Securities Exchange, dated September 10, 2025, by and between the Company, Pallas Capital Holding Ltd. (the “Target”) and its shareholders (the “Exchange Agreement”), in exchange for 100% of all the issued and outstanding ordinary shares in the Target and such sellers’ right, title and interest in and to the Target.

As described in this Information Statement, the foregoing action was approved unanimously by the Board of Directors and subsequently by the Majority Stockholders by Written Consent.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. This Information Statement will be first distributed to you on or about [*], 2025.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTER DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

September 19, 2025	By Order of the Board of Directors,

/s/ Xiaojian Wang
Xiaojian Wang
Director and Chief Executive Officer

i

INFORMATION STATEMENT FOR STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This information statement (the “Information Statement”) is first being furnished by GD Culture Group Limited, a Nevada corporation (the “Company”, “we”, “us”, “our”, or “GD Culture”) on or about September 19, 2025, to holders of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to action taken by written consent in lieu of a meeting, on September 8, 2025 (the “Written Consent”) by the stockholders of a majority of shares of Common Stock issued and outstanding (the “Majority Stockholders”) of the Company.

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the Nevada Revised Statutes, as amended, and our Second Amended and Restated Bylaws, as amended from time to time (the “Bylaws”) to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders.

Copies of this Information Statement are first being sent on or about [*], 2025 to holders of Common Stock.

This Information Statement is being furnished by us to our stockholders, to inform our stockholders that the board of directors of the Company (the “Board”) and the Majority Stockholders, have taken and approved the following actions:

(1) The increase of the authorized shares of Common Stock from 200,000,000 shares, par value $0.0001 per share, to 10,000,000,000 shares, par value $0.0001 per share, and preferred stock from 20,000,000 shares, par value $0.0001 per share, to 1,000,000,000 shares, par value $0.0001 per share;

(2) For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock in connection with the Common Stock Purchase Agreement, dated May 11, 2025, by and between the Company and Vista Frontier Investments Limited; and

(3) For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock pursuant to the Agreement and Plan of Securities Exchange, dated September 10, 2025, by and between the Company, Pallas Capital Holding Ltd. (the “Target”) and its shareholders (the “Exchange Agreement”), in exchange for 100% of all the issued and outstanding ordinary shares in the Target and such sellers’ right, title and interest in and to the Target.

No dissenters’ or appraisal rights under the Nevada Revised Statutes, as amended, and the Bylaws are afforded to the Company’s stockholders as a result of the approval of the action set forth above.

Vote Required

To be approved, the above action must receive the affirmative vote of a majority of the issued and outstanding shares of our capital stock entitled to vote, voting together as a single class, which has already occurred by virtue of the Written Consent signed by the Majority Stockholders. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. As of September 8, 2025, the Company had 16,795,433 shares of Common Stock issued and outstanding.

Delivery of Documents to Stockholders Sharing an Address

We will send only one copy of the Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement or other corporate materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at 22F - 810 Seventh Avenue, New York, NY 10019, telephone: +1-347-2590292.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 8, 2025, information regarding beneficial ownership of our capital stock based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers that beneficially owns shares of our Common Stock;

●	each of our directors that beneficially owns shares of our Common Stock; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 16,795,433 shares of Common Stock issued and outstanding as of September 8, 2025. Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of September 8, 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of September 8, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

Name and Address of Beneficial Owner(1):	Amount and Nature of Beneficial Ownership	Percentage of Class
Directors and executive officers:
Directors and named executive officers:
Xiao Jian Wang, Chief Executive Officer, President and Chairman of the Board	-	-%
Zihao Zhao, Chief Financial Officer	-	-
Lu Cai, Chief Operating Officer	-	-
Lei Zhang, Director	-	-
Yun Zhang, Director	-	-
Shuaiheng Zhang, Director	-	-
All officers and directors as a group (7 persons):	-	-

5% Beneficial Owner
Jiang Liu	1,560,000	9.29%
ABOUT INVESTMENT PTE LTD(2)	1,162,475	6.92%
Gongzheng Xu	1,222,148	7.28%
Qing Wang	1,222,147	7.28%
VINER TOTAL INVESTMENTS FUND(3)	1,115,600	6.64%

(1)	Percentage of total voting power represents voting power with respect to all shares of our Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them.

(2)	Mr LI JIAMING, a resident of Singapore, is the sole director of ABOUT INVESTMENT PTE LTD, who has voting and dispositive power over the securities held by ABOUT INVESTMENT PTE LTD. The registered office of ABOUT INVESTMENT PTE LTD is House 1 Shenton Way #16-03 One Shenton Singapore 068803.

(3)	Apollo Asset Management Limited, a Hongkong company, is the General Partner of VINER TOTAL INVESTMENTS FUND, who has voting and dispositive power over the securities held by VINER TOTAL INVESTMENTS FUND. The registered office of VINER TOTAL INVESTMENTS FUND is Room 202, 2/F, China Insurance Group Building, 141 Des Voeux Road Central, Hong Kong.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

PROPOSALS ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL ONE:

The increase of the authorized shares of Common Stock from 200,000,000 shares, par value $0.0001 per share, to 10,000,000,000 shares, par value $0.0001 per share, and preferred stock from 20,000,000 shares, par value $0.0001 per share, to 1,000,000,000 shares, par value $0.0001 per share. This action requires an amendment to the Articles of Incorporation.

Summary

A copy of the Certificate of Amendment to the Certificate of Incorporation effecting the increase of authorized shares of capital stock is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”).

The Certificate of Amendment will be effective on [*], 2025.

Our Majority Shareholders have approved the increase of the authorized shares of Common Stock from 200,000,000 shares, par value $0.0001 per share, to 10,000,000,000 shares, par value $0.0001 per share, and preferred stock from 20,000,000 shares, par value $0.0001 per share, to 1,000,000,000 shares, par value $0.0001 per share. The effective will be [*], 2025 as disclosed in the Certificate of Amendment filed with the State of Nevada.

Background

On May 11, 2025, the Company entered into a Common Stock Purchase Agreement (the “Agreement”) with an investor (the “Investor”). Under the Agreement, the Company shall have the right to require the Investor to purchase, from time to time, up to a cumulative total of $300,000,000 worth of the Company’s Common Stock.

Under the Agreement, the Company shall have the right, from time to time, during the period from the date of the Agreement to the earlier of (i) the date on which the Investor shall have purchased $300,000,000 worth of the Company’s Common Stock or (ii) the second (2nd) anniversary of the date of the Agreement, to send the Investor a purchase notice (the “Purchase Notice”) requiring the Investor to purchase Common Stock of the Company. The purchase price for the Common Stock shall be equal to 90% of the lowest daily VWAP for the Company’s Common Stock during the five (5) consecutive business day period prior to, and including the Purchase Notice Date (defined as the same day that the Purchase Notice is sent if the Purchase Notice is received after 4:00 p.m. New York time by email by the Investor and before 7:00 p.m. New York time, or the following business day if the Purchase Notice is received after 7:00 p.m. New York time), but shall in no event be lower than $0.44.

On September 10, 2025, the Company, Pallas Capital Holding Ltd, a British Virgin Islands company (the “Target”), Yan Wang, Qing Wang, WEALTHY CONCORD LIMITED, East Valley Technology Limited, Ocean Harbor Technology Limited, WIN SUPERB INTERNATIONAL LIMITED, DIVINE SKY INTERNATIONAL LIMITED, FORTUNE LIGHT ENTERPRISES LIMITED, PERFECT LINKAGE GROUP LIMITED, PRIMAL CRYSTAL LIMITED (each a “Seller” and, collectively the “Sellers”), entered into a share exchange agreement (the “Exchange Agreement”), pursuant to which the Company will acquire 100% of the issued and outstanding ordinary shares of the Target from the Sellers (the “Transaction”). Prior to the Effective Date (as defined in the Exchange Agreement), the Sellers collectively owned 100% of the issued and outstanding ordinary shares of the Target.

Under the terms of the Exchange Agreement, upon the consummation of the Transaction, in exchange for all of 100% of the issued and outstanding ordinary shares of the Target at the Effective Date, the Company will issue to the Sellers an aggregate of 39,189,344 shares of Common Stock, representing 233.33% of the outstanding shares of Common Stock immediately before the Effective Date. Following the issuance of the shares of Common Stock pursuant to the Exchange Agreement, the Company will have 55,984,777 shares of Common Stock issued and outstanding. As a result of the Transaction, the Target will become a wholly owned subsidiary of the Company. The Transaction is intended to be treated as a tax-free exchange for U.S. federal income tax purposes.

The Board and Majority Stockholders determined that it is in the best interests of the Company to increase of the authorized shares of Common Stock from 200,000,000 shares, par value $0.0001 per share, to 10,000,000,000 shares, par value $0.0001 per share, and preferred stock from 20,000,000 shares, par value $0.0001 per share, to 1,000,000,000 shares, par value $0.0001 per share.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of capital stock resulting from the proposed increase in the number of authorized shares. The additional shares of capital stock will be available for issuance from time to time as determined by the Board.

Effect of the Authorized Capital Increase

If we issue additional shares of Common Stock (or securities convertible into, or exercisable or exchangeable for, shares of Common Stock) as described above, this could have the effect of diluting existing stockholders’ ownership. Further, depending upon the price at which shares might be issued, this may have the effect of depressing the price of shares of our Common Stock or diluting the book value of Common Stock per share or earnings per share. Additional issuances could also reduce the per share amounts available upon our liquidation, if that should occur. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized shares as an antitakeover measure, nor are we aware of any proposed or contemplated transaction of this type.

The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

1. Dilution may occur due to the issuance of additional shares.

2. Control of the Company by stockholders may change due to new issuances.

3. The election of the Board will be dominated by large new stockholders, effectively blocking current stockholders from electing directors.

4. Business plans and operations may change.

5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

The additional authorized shares of Common Stock when issued will have the identical powers, preferences, and rights as the shares now issued and outstanding, including the right to cast one vote per share and to receive dividends, if any.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company may not retain control of a majority of the voting shares of the Company. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than the market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

There is no assurance that any effect of the price of our stock will result, or that the market price for our Common Stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively. However, we cannot control the market’s reaction.

Directors, Executive Officers and Corporate Governance

The following table sets forth the name, age and position of each of our executive officers and directors as of the date of this Information Statement:

Name	Age	Position
Xiao Jian Wang	36	Chief Executive Officer, President, Chairman of the Board, and Director
Zihao Zhao	30	Chief Financial Officer and Director
Lu Cai	34	Chief Operating Officer
Lei Zhang (1)(2)(3)	35	Director, Chairman of the Compensation Committee
Shuaiheng Zhang (1)(2)(3)	61	Director, Chairman of the Audit Committee
Yun Zhang (1)(2)(3)	38	Director, Chairman of the Nominating and Corporate Governance Committee

(1)	Member of our Audit Committee

(2)	Member of our Compensation Committee

(3)	Member of our Nominating and Corporate Governance Committee

Business Experience and Directorships

The following describes the backgrounds of the director. Our board of directors has determined that (a) other than Messrs. Xiao Jian Wang and Zihao Zhao, all of our directors are independent directors as defined under the Nasdaq Stock Market’s listing standards governing members of boards of directors, and (b) the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent under applicable SEC rules.

Mr. Xiao Jian Wang

Mr. Xiao Jian Wang was appointed as the Chief Executive Officer, President, Chairman of the Board and a director of the Company, effective April 21, 2023. Mr. Wang was the Vice President of Business Development at Foregrowth Inc. in Vancouver, Canadam, where he formulated and executed comprehensive business plans, achieving defined sales targets and driving market expansion, conducted training sessions for financial advisors, equipping them with in-depth knowledge of compliance requirements, market insights, and product features, and conducted extensive research and due diligence on potential alternative investment opportunities, resulting in successful acquisitions and partnerships. Prior to that, Mr. Wang was a Private Banking Consultant and an Interbank Commercial Paper Trader at China Minsheng Bank in Chongqing, China. Mr. Wang received his Bachelor of Science in Mathematics degree from University of British Columbia in 2012.

Mr. Zihao Zhao

Mr. Zihao Zhao was appointed as the Chief Financial Officer of the Company, effective April 21, 2023. Mr. Zhao was a senior audit assistant at PricewaterhouseCoopers, PWC, Shanghai from 2016 to 2019. Mr. Wang received his Bachelor of Science in Taxation degree from Shanghai Lixin University of Accounting and Finance in 2016.

Ms. Lu Cai

Ms. Lu Cai was appointed as the Chief Operating Officer of the Company, effective February 9, 2023. Ms. Lu Cai, has over 10 years of extensive experience in financial management and consulting. Since July 2020, Ms. Lu Cai has been the Chief Executive Officer of Beijing Boda Shengshi Financial Consulting Co., Ltd, a firm that offers initial public offering and pre-marketing consulting services in China. From July 2017 to May 2020, Ms. Lu Cai was a Vice President of SINO-TONE Beijing Consulting Co., Ltd, a consulting firm based in Beijing, China. Ms. Lu Cai graduated from Beijing Foreign Studies University.

Mr. Lei Zhang

Mr. Lei Zhang was appointed as a director, chair of the Compensation Committee, and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company. Mr. Lei Zhang has more than 10 years of experience in accounting. Since 2018, he holds the position of Assistant Professor of Accounting at Simon Fraser University. His research contributions have been recognized, including receiving the Vanderbilt Music City Accounting Research Conference Best Paper Award in June 2022. Mr. Lei Zhang’s teaching experience spans courses such as Business Ethics and Corporate Social Responsibility, Introduction to Managerial Accounting, and Intermediate Managerial Accounting. His academic journey reflects a commitment to excellence and a passion for advancing accounting knowledge. Mr. Lei Zhang earned his Ph.D. in Accounting from the University of British Columbia in 2018.

Mr. Shuaiheng Zhang

Mr. Shuaiheng Zhang was appointed as a director and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective February 9, 2023. Mr. Shuaiheng Zhang, has more than 40 years of working experience in management. Since September 2019, Mr. Shuaiheng Zhang has been the general manager at Sunwoda Huizhou New Energy Co., Ltd., a high-tech enterprise with research and development, design, production and sale of lithium-ion battery cell and module and a wholly owned subsidiary of Sunwoda Electronic Co., Ltd., a company listed on the Growth Enterprise Market of Shenzhen Stock Exchange since 2011. From October 1994 to July 2013, Mr. Shuaiheng Zhang was the general manager and vice chairman of the board at Shenzhen SEG Co., Ltd., a company listed on the main board of Shenzhen Stock Exchange that are engaged in development of electronic information industry and electronic product trading market. From July 2013 to December 2015, Mr. Shuaiheng Zhang was the vice general manager at Shenzhen SI Semiconductors Co., Ltd., a power semiconductor device manufacturer. From December 2015 to September 2019, Mr. Shuaiheng Zhang was the general manager and chairman of the board of Shenzhen SEG Longyan Energy Technology CO., Ltd., a subsidiary of Shenzhen SEG Co., Ltd. Mr. Shuaiheng Zhang received his bachelor degree In mechanical engineering from Xidian University and his master degree in computer science from Tsinghua University.

Mr. Yun Zhang

Yun Zhang was appointed as a director, chair of the Nominating Committee, and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company. Mr. Yun Zhang has extensive experience across various roles, currently serves as a Consultant at China Machinery Engineering Corporation in Vancouver since September 2018. In this capacity, Mr. Yun Zhang is responsible for promoting and negotiating projects with local companies on behalf of the Chinese State-Owned Company. Prior to this, from September 2017 to September 2018, Mr. Yun Zhang held the position of Purchasing Manager at Homemax Building Supplies Inc., Vancouver, where they implemented annual purchasing plans, managed contracts, and ensured optimal inventory levels. Earlier in their career, from January 2015 to September 2017, Mr. Yun Zhang served as the Accountant Manager at China GEZHOUBA Group Company Limited in Wuhan, China. In this role, he focused on generating comprehensive reporting packages, including business performance results, and compiled reviewed financial data for effective projections. Mr. Yun Zhang diverse professional journey spans different industries and responsibilities, showcasing their adaptability and expertise. Mr. Yun Zhang earned his bachelor’s degree in Accounting from the University of Adelaide in 2011.

No Classification of Directors

In accordance with our existing charter, our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term.

As discussed above, in connection with the Business Combination, our board of directors has been reconstituted and comprised of six members. Our board of directors believes it is in the best interests of the Company for the board of directors to have no separate classification, such that each director serves a one-year term until the next annual meeting of stockholders or until such director’s successor is elected or qualified.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent as long as we are not a controlled company. We anticipate that a majority of our board of directors will be independent as of the closing of the Business Combination. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We anticipate that our board of directors will determine that Mr. Lei Zhang, Mr. Shuaiheng Zhang and Mr. Yun Zhang are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors does not have a lead independent director. Currently Mr. Xiao Jian Wang serves as our Chief Executive Officer, President and Chairman of the Board.

Committees of the Board of Directors

The standing committees of our board of directors currently consists of an Audit Committee and a Compensation Committee, and after the Business Combination will also consist of a Nominating and Corporate Governance Committee. Each of the committees will report to the board of directors as they deem appropriate and as the board may request.

Audit Committee

Our Audit Committee currently consists of Mr. Shuaiheng Zhang, Mr. Yun Zhang and Mr. Lei Zhang, with Mr. Shuaiheng Zhang serving as the chairman of the Audit Committee. We believe that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Shuaiheng Zhang qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our board of directors has adopted a written charter for the Audit Committee, which is attached as an exhibit to annual report on Form 10-K.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor our annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

Compensation Committee

Our Compensation Committee currently consists of Mr. Lei Zhang, Mr. Shuaiheng Zhang, and Mr. Yun Zhang, with Mr. Lei Zhang serving as the chairman of the Compensation Committee. We anticipate that each of the members of our Compensation Committee will be independent under the applicable Nasdaq listing standards. Our board of directors has adopted a written charter for the Compensation Committee, which is attached as an exhibit to our annual report on Form 10-K.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee will be responsible for, among other matters: (1) identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; (2) overseeing the organization of our board of directors to discharge the board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

Our Corporate Governance and Nominating Committee currently consists of Mr. Shuaiheng Zhang, Mr. Yi Zhong and Mr. Lei Zhang, with Mr. Yun Zhang serving as the chairman of the Corporate Governance and Nominating Committee. We anticipate that each of the members of our Corporate Governance and Nominating Committee will be independent under the applicable Nasdaq listing standards. Our board of directors has adopted a written charter for the Corporate Governance and Nominating Committee.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, during the year ended December 31, 20243, Mr. Lei Zhang and Mr. Yun Zhang did not file the required Section 16 reports on time. In particular, Mr. Lei Zhang failed to timely file a Form 3 in connection with his appointment as a director of the Company on April 26, 2024. Mr. Yun Zhang failed to timely file a Form 3 in connection with his appointment as a director of the Company on April 26, 2024.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is attached as an exhibit to our annual report on Form 10-K. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address.

Executive Compensation

The following table provides disclosure concerning all compensation paid for services to GDC in all capacities for our fiscal years ended December 31, 2024 and 2023 provided by (i) each person serving as our principal executive officer (“PEO”), (ii) each person serving as our principal financial officer (“PFO”) and (iii) our two most highly compensated executive officers other than our PEO and PFO whose total compensation exceeded $100,000 (collectively with the PEO, referred to as the “named executive officers” in this Executive Compensation section).

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)

Xiao Jian Wang (1)	2024	50,000	-	-	-	-	50,000
(CEO, President, Chairman of the Board, and Director)	2023	34,725	65,275	-	-	-	100,000

Zihao Zhao(2)	2024	30,000					30,000
(CFO)	2023	20,833	-	-	-	-	20,833

Cai Lu (3)	2024	-	-	-	-	-	-
(COO)	2023	-	-	-	-	-	-

(1)	Mr. Xiao Jian Wang was appointed as the Chief Executive Officer, President, Chairman of the Board and a director of the Company, effective April 21, 2023.

(2)	Mr. Zihao Zhao was appointed as the Chief Financial Officer of the Company, effective April 21, 2023.

(3)	Ms. Cai Lu was appointed as the Chief Operating Officer on February 9, 2023.

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2024

During the fiscal year ended December 31, 2024, no shares of common stock were granted to our officers and directors under the plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

We have entered into employment agreements with each of our executive officers, respectively, (each an “Employment Agreement,” collectively, the “Employment Agreements”). Under these agreements, each of our executive officers is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a crime, or misconduct or a failure to perform agreed duties. The executive officer may resign at any time with a three-month advance written notice.

The officers also agreed to enter into additional confidential information and invention assignment agreements and are subject to certain non-compete and non-solicitation restrictions for a period one year following termination.

Director Compensation

The following table represents compensation earned by our non-executive directors in 2024.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Yun Zhang (1)	$-	-	-	-	$-
Lei Zhang (2)	$-	-	-	-	$-
Shuaiheng Zhang (3)	$-	-	-	-	$-
Shuaiheng Zhang (4)	-	-	-	-	-
Yi Zhong (5)	-	-	-	-	-

(1)	Mr. Yun Zhang was appointed as a director of the Company on April 26, 2024.

(2)	Mr. Lei Zhang was appointed as a director of the Company on April 26, 2024.

(3)	Mr. Shuaiheng Zhang was appointed as a director of the Company on February 9, 2023.

PROPOSAL TWO:

For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock in connection with the Common Stock Purchase Agreement, dated May 11, 2025, by and between the Company and Vista Frontier Investments Limited.

Summary

The Board and Majority Stockholders approved the issuance of shares of Common Stock pursuant to the Common Stock Purchase Agreement, dated May 11, 2025, by and between the Company and Vista Frontier Investments Limited.

Background

On May 11, 2025, the Company entered into a Common Stock Purchase Agreement (the “Agreement”) with an investor (the “Investor”). Under the Agreement, the Company shall have the right to require the Investor to purchase, from time to time, up to a cumulative total of $300,000,000 worth of the Company’s Common Stock.

Under the Agreement, the Company shall have the right, from time to time, during the period from the date of the Agreement to the earlier of (i) the date on which the Investor shall have purchased $300,000,000 worth of the Company’s Common Stock or (ii) the second (2nd) anniversary of the date of the Agreement, to send the Investor a purchase notice (the “Purchase Notice”) requiring the Investor to purchase Common Stock of the Company. The purchase price for the Common Stock shall be equal to 90% of the lowest daily VWAP for the Company’s Common Stock during the five (5) consecutive business day period prior to, and including the Purchase Notice Date (defined as the same day that the Purchase Notice is sent if the Purchase Notice is received after 4:00 p.m. New York time by email by the Investor and before 7:00 p.m. New York time, or the following business day if the Purchase Notice is received after 7:00 p.m. New York time), but shall in no event be lower than $0.44.

Effect of Issuance of Additional Securities

The issuance of the securities described above could result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Investor beneficially owns a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership upon the issuance of the shares of Common Stock pursuant to the Agreement.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of the shares of Common Stock pursuant to the Agreement was therefore approved by the Board and Majority Stockholders pursuant to Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Agreements. The full text of the form of the Agreement was filed as exhibit to our Current Report on Form 8-K filed with the SEC on May 13, 2025.

Vote Required

Pursuant to the Nevada Revised Statutes, as amended and the Company’s Bylaws, this action required the approval of Stockholders holding a majority of the issued and outstanding shares of our capital stock entitled to vote. Accordingly, this action was approved by the affirmative vote through the Written Consent by the Majority Stockholders.

PROPOSAL THREE:

For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock pursuant to the Agreement and Plan of Securities Exchange, dated September 10, 2025, by and between the Company, Pallas Capital Holding Ltd. (the “Target”) and its shareholders (the “Exchange Agreement”), in exchange for 100% of all the issued and outstanding ordinary shares in the Target and such sellers’ right, title and interest in and to the Target.

Summary

The Board and Majority Stockholders approved the issuance of shares of Common Stock pursuant to the Exchange Agreement, in exchange for 100% of all the issued and outstanding ordinary shares in the Target and such sellers’ right, title and interest in and to the Target.

Background

On September 10, 2025, the Company, the Target, Yan Wang, Qing Wang, WEALTHY CONCORD LIMITED, East Valley Technology Limited, Ocean Harbor Technology Limited, WIN SUPERB INTERNATIONAL LIMITED, DIVINE SKY INTERNATIONAL LIMITED, FORTUNE LIGHT ENTERPRISES LIMITED, PERFECT LINKAGE GROUP LIMITED, PRIMAL CRYSTAL LIMITED (each a “Seller” and, collectively the “Sellers”), entered into the Exchange Agreement, pursuant to which the Company will acquire 100% of the issued and outstanding ordinary shares of the Target from the Sellers (the “Transaction”). Prior to the Effective Date (as defined in the Exchange Agreement), the Sellers collectively owned 100% of the issued and outstanding ordinary shares of the Target.

Under the terms of the Exchange Agreement, upon the consummation of the Transaction, in exchange for all of 100% of the issued and outstanding ordinary shares of the Target at the Effective Date, the Company will issue to the Sellers an aggregate of 39,189,344 shares of Common Stock, representing 233.33% of the outstanding shares of Common Stock immediately before the Effective Date. Following the issuance of the shares of Common Stock pursuant to the Exchange Agreement, the Company will have 55,984,777 shares of Common Stock issued and outstanding. As a result of the Transaction, the Target will become a wholly owned subsidiary of the Company. The Transaction is intended to be treated as a tax-free exchange for U.S. federal income tax purposes.

Yan Wang and Qing Wang, who beneficially own 4.12% and 7.28% of the outstanding shares of Common Stock, respectively, immediately before the Effective Date, are the directors and share voting and dispositive power over the shares held by of the Target. Accordingly, the Transaction constitutes a related party transaction for the Company pursuant to Item 404 of Regulation S-K. In accordance with the Audit Committee Charter adopted by the Board, the terms of the Exchange Agreement and the Transaction were reviewed and unanimously approved by the Audit Committee of the Board, which is composed entirely of independent directors. The Board, which is composed of a majority of independent directors, obtained a third-party fairness opinion in connection with the Transaction and unanimously approved the Exchange Agreement and the related transactions on September 8, 2025, and the consummation of the Transaction was approved by the majority shareholders of the Company in accordance with the Nevada Revised Statutes, as amended, on the same date.

Effect of Issuance of Additional Securities

The issuance of the securities described above could result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Sellers beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership upon the issuance of the shares of Common Stock pursuant to the Exchange Agreement.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of the shares of Common Stock pursuant to the Exchange Agreement was therefore approved by the Board and Majority Stockholders pursuant to Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Agreements. The full text of the form of the Agreement was filed as exhibit to our Current Report on Form 8-K filed with the SEC on September 16, 2025.

Vote Required

Pursuant to the Nevada Revised Statutes, as amended and the Company’s Bylaws, this action required the approval of Stockholders holding a majority of the issued and outstanding shares of our capital stock entitled to vote. Accordingly, this action was approved by the affirmative vote through the Written Consent by the Majority Stockholders.

ADDITIONAL INFORMATION

Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all amendments to those reports, our Code of Ethics and any reports of beneficial ownership of our Common Stock filed by executive officers, directors and beneficial owners of more than 10 percent of the outstanding shares of our Common Stock are posted at sec.gov, or may be requested (exclusive of exhibits), at no cost by mail addressed to 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

Web links throughout this Information Statement are provided for convenience only, and the content on the referenced websites are not incorporated into and do not constitute a part of this Information Statement.

DELIVERY OF MATERIALS TO SHAREHOLDERS WITH SHARED ADDRESSES

Beneficial holders who own their shares through a broker, bank or other nominee and who share an address with another such beneficial owner are being sent only one Information Statement unless those holders have requested to receive separate copies of these materials. If you wish to receive a separate copy of these materials or if you are receiving multiple copies and would like to receive a single copy, please contact 810 Seventh Avenue, 22nd Floor, New York, NY 10019. We will promptly deliver a separate copy to you upon written request.

Costs of the Information Statement

The Company is mailing this Information Statement and will bear the costs associated therewith. The Company is not making any solicitations. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

EXHIBIT A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

GD Culture Group Limited

2. The articles have been amended as follows: (provide article numbers, if available)

FOURTH: The corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	10,000,000,000	$0.0001
Preferred	1,000,000,000	$0.0001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Reset	Revised: 1-5-15